SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                           ---------------------------


                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


 Date of report (date of earliest event reported) AUGUST 19, 1998


                              MARKER INTERNATIONAL

               (Exact Name of Registrant as Specified in Charter)


UTAH                                  0-24556            87-037275
(State or Other Jurisdiction of    (Commission         (IRS Employer
 Incorporation)                    File Number)         Identification No.)


 1070 WEST 2300 SOUTH, SALT LAKE CITY, UTAH                 84119
(Address of Principal Executive Offices)                  (Zip Code)

Registrant's telephone number,
 including area code:                                    (801) 972-2100


                N/A
(Former Name or Former Address, if Changed Since Last Report)

  Item 5. OTHER EVENTS.

          On August 24, 1998, Marker International (the "Registrant" or "Marker") issued and sold 1,000,000 shares of its newly created Series B Preferred Stock, $0.01 par value (the "Preferred Stock"), for a purchase price of $3,000,000 to Henry E. Tauber, President of Marker. As a result of such investment, Henry Tauber increased his percentage ownership in the Registrant to 56.0%. Allen & Company Incorporated gave an oral report, concluding that the terms of the sale of the Preferred Stock were fair and reasonable, and no less favorable to the Registrant than those that could be obtained from an unrelated third party making a similar investment in the Registrant.

          On August 19, 1998, First Security Bank, N.A. ("First Security") agreed to increase its existing line of credit to the Registrant by approximately $4,000,000. First Security also agreed in principle to extend the existing credit facility until March 31, 1999 upon the satisfaction of certain conditions which the Registrant believes can be met prior to expiration of the credit facility on September 5, 1998. The Registrant agreed to pledge additional collateral to First Security consisting of certain real property in Salt Lake City, Utah and certain intellectual property rights owned by the Registrant.

          On August 20, 1998, Bayerische Hypotheken-und Wechsel-Bank AG and Deutsche Bank AG (together, the "German Banks") agreed in principle to extend their existing lines of credit to Marker Deutschland GmbH ("Marker Germany") through March 31, 1999 and to provide a temporary increase in available credit by DM 10 million through November 30, 1998. Marker Germany has agreed to pledge additional collateral to the German Banks consisting of certain intellectual property rights owned by Marker Germany.

          The above transactions with First Security and the German Banks are subject to documentation acceptable to the respective parties.

          On August 24, 1998, the Registrant issued the press release set forth as Exhibit 99.1 hereto.


Item 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a) FINANCIAL STATEMENTS.

None.

(b) PRO FORMA FINANCIAL INFORMATION.

None.

(c) EXHIBITS.

  4.1 Marker International Series B Preferred Stock Purchase Agreement, dated August 19,1998 (including, as Exhibit A thereto, a form of the Certificate of Designation of Marker International with respect to its Series B Preferred Stock).
 99.1     Press Release, dated August 24, 1998.
 99.2 Addendum and Amendment to Fourth Amended and Restated Revolving and Term Credit Agreement with First Security Bank of Utah, N.A., dated August 18, 1998.

                                   SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            MARKER INTERNATIONAL


                                            By: /S/ KEVIN HARDY
                                               ------------------------
                                               Name:  Kevin Hardy
                                               Title: Chief Financial Officer


Dated:  September 3, 1998

                                  EXHIBIT INDEX

EXHIBIT                    DESCRIPTION

4.1 Marker International Series B Preferred Stock Purchase Agreement, dated August 19,1998 (including, as Exhibit A thereto, a form of the Certificate of Designation of Marker International with respect to its Series B Preferred Stock).
99.1    Press Release, dated August 24, 1998.
99.2 Addendum and Amendment to Fourth Amended and Restated Revolving and Term Credit Agreement with First Security Bank of Utah, N.A., dated August 18, 1998.